Exhibit 10.1

JOINDER AGREEMENT

THIS JOINDER AGREEMENT, dated as of the 28th day of April, 2014 (the “Agreement”), to the Credit Agreement and the other Loan Documents referred to below is entered into by and among THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., BARCLAYS BANK PLC, THE ROYAL BANK OF SCOTLAND PLC, SCOTIABANK (IRELAND) LIMITED, BANK OF AMERICA N.A., WELLS FARGO BANK NATIONAL ASSOCIATION and MANUFACTURERS AND TRADERS TRUST COMPANY (each a “New Lender” and collectively, the “New Lenders”), WILLIS SECURITIES, INC., a Delaware corporation (the “Broker/Dealer”), the several banks and other financial institutions from time to time party hereto (collectively, the “Lenders”) and SUNTRUST BANK, in its capacity as Administrative Agent for the Lenders (the “Administrative Agent”).

W I T N E S S E T H:

WHEREAS, the Broker/Dealer, the Lenders and the Administrative Agent are parties to a certain Revolving Note and Cash Subordination Agreement, dated as of March 3, 2014 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”; capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Credit Agreement);

WHEREAS, pursuant to Section 5 of Rider A to the Credit Agreement, the Broker/Dealer has notified the Administrative Agent that the Broker/Dealer proposes to increase the Commitments under the Credit Agreement by the amount of $100,000,000;

WHEREAS, each New Lender has agreed to join the Credit Agreement and other Loan Documents and to provide a portion of the additional Commitment requested by the Broker/Dealer; and

WHEREAS, the parties to this Agreement are entering into this Agreement for purposes of effecting the increase in the Commitments requested by the Broker/Dealer, as contemplated by Section 5 of Rider A to the Credit Agreement, and to join each New Lender to the Credit Agreement and other Loan Documents.

NOW, THEREFORE, IT IS AGREED:

1. By executing and delivering this Agreement, each New Lender, as provided in Section 5(b) of Rider A to the Credit Agreement, hereby becomes a party to the Credit Agreement as a Lender thereunder with the same force and effect as if originally named therein as a Lender, and without limiting the generality of the foregoing, hereby expressly assumes all obligations and liabilities of a Lender thereunder and agrees to provide a Commitment to the Broker/Dealer under the Credit Agreement in the amount shown on Schedule I as of the Effective Date (as hereinafter defined) of this Agreement.

2. Each party hereto acknowledges and agrees that the Commitments of the New Lenders and the other Lenders under the Credit Agreement are several and not joint commitments and obligations of such Lenders.

3. Each New Lender certifies that it has delivered to the Administrative Agent, together with its signature page hereto, (i) the documentation required under Section 7 of Rider A to the Credit Agreement, duly completed and executed by such New Lender, and (ii) an Administrative Questionnaire in the form supplied by the Administrative Agent, duly completed by the New Lender.

4. Each New Lender (x) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Agreement and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it meets all requirements of an Eligible Assignee under the Credit Agreement (provided that the execution of this Agreement by the Broker/Dealer and the Administrative Agent shall be deemed to be a consent under Section 32(b)(iii) of Rider A to the Credit Agreement), (iii) from and after the date hereof, such New Lender will be bound by the provisions of the Credit Agreement as a Lender thereunder with the same force and effect as if originally named therein as a Lender and, to the extent of its Commitments thereunder, shall have the obligations of a Lender thereunder, (iv) it is sophisticated with respect to decisions to acquire assets of the type represented by the New Lender’s rights and obligations as a Lender under the Credit Agreement and any other documents or instruments delivered pursuant thereto, and either it, or the Person exercising discretion in making its decision to acquire such assets, is experienced in acquiring assets of such type, (v) such New Lender has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 16 to Rider A thereof, as applicable, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement and to provide its Commitment, and on the basis of which such New Lender has made such analysis and decision independently and without reliance on the Administrative Agent or any other Lender, (vi) it has delivered a true and complete Administrative Questionnaire and (y) agrees that (i) it will, independently and without reliance on the Administrative Agent or any other Lender, and based on such documents and information as it deems appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (ii) such New Lender will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.

5. Each party hereto agrees that this Agreement and the effectiveness of the increased Commitment as provided in this Agreement shall be subject to satisfaction by the Broker/Dealer of the following conditions and requirements:

(a) The Broker/Dealer shall have delivered to the Administrative Agent a counterpart of this Agreement signed by each New Lender, the Broker/Dealer and the Administrative Agent;

(b) The Broker/Dealer shall have delivered to the Administrative Agent Revolving Notes executed by the Broker/Dealer in favor of each New Lender;

(c) such certificates of resolutions or other action, incumbency certificates and/or other certificates of Responsible Officers of the Broker/Dealer as the Administrative Agent may reasonably require evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Agreement and the other Loan Documents to which the Broker/Dealer is a party or is to be a party;

(d) a certificate signed by a Responsible Officer of the Broker/Dealer certifying (A) that the conditions specified in Section 14 of Rider A to the Credit Agreement have been satisfied, (B) all representations and warranties of the Broker/Dealer set forth in the Credit Agreement are true and correct in all material respects (or if such representation or warranty is itself modified by materiality or Material Adverse Effect, it shall be true and correct in all respects) on the date hereof (or if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date) and (C) no Event of Default, Event of Acceleration or Funding Blockage Event exists on the date hereof before or after giving effect to the New Credit Line Commitment and to the making of any New Advances;

(e) a favorable written opinion (addressed to the Administrative Agent and the New Lenders and dated the Effective Date) of Weil, Gotshal & Manges LLP, New York counsel to the Broker/Dealer covering such other matters relating to the Broker/Dealer, this Agreement or the transactions contemplated hereby as the Administrative Agent shall reasonably request; and

(f) The Broker/Dealer shall have paid to the Administrative Agent all reasonable, out-of-pocket costs and expenses incurred by the Administrative Agent in connection with this Agreement and the transactions contemplated herein, including without limitation, all reasonable fees and expenses of counsel for the Administrative Agent.

The date on which the foregoing conditions have been satisfied shall be the “Effective Date” of this Agreement.

6. The Broker/Dealer represents and warrants to the Administrative Agent and each New Lender that this Agreement has been duly authorized, executed and delivered by the Broker/Dealer, and that the Credit Agreement, as supplemented and amended hereby, constitutes the legal, valid and binding obligation of the Broker/Dealer enforceable against the Broker/Dealer in accordance with its terms except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity.

7. Except as supplemented and amended hereby, the Credit Agreement and all other documents executed in connection therewith shall remain in full force and effect. The Credit Agreement, as supplemented and amended hereby, and all rights, powers and obligations created thereby or thereunder and under the Loan Documents and all such other documents executed in connection therewith are in all respects ratified and confirmed.

8. This Agreement may be executed in multiple counterparts, each of which shall constitute an original but all of which when taken together shall constitute one contract. This Agreement constitutes the entire agreement among the parties hereto regarding the subject matter hereof and supersedes all prior agreements and understandings, oral or written, regarding such subject matter.

9. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THEREOF (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

[Signature Pages Follow]

IN WITNESS WHEREOF, each New Lender and the Broker/Dealer have caused this Agreement to be duly executed and delivered by their respective authorized officers and representatives, and the Administrative Agent, for the benefit of the New Lenders, and all other Lenders under the Credit Agreement, has caused the same to be accepted by its authorized officer, as of the day and year first above written.

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as New Lender

By:	/s/ Glenn Schuermann
Name: Glenn Schuermann
Title: Director

BARCLAYS BANK PLC, as New Lender

By:	/s/ Niels Pedersen
Name: Niels Pedersen
Title: Director

THE ROYAL BANK OF SCOTLAND PLC, as New Lender

By:	/s/ David Barclay-Watt
Name: David Barclay-Watt
Title: Director

SCOTIABANK (IRELAND) LIMITED, as New Lender

By:	/s/ Clive Sinnamon
Name: Clive Sinnamon
Title: Director Corporate Banking

By:	/s/ Mark Allen
Name: Mark Allen
Title: CFO

[SIGNATURE PAGE TO JOINDER AGREEMENT]

BANK OF AMERICA N.A., as New Lender

By:	/s/ Jason Cassity
Name: Jason Cassity
Title: Director

WELLS FARGO BANK NATIONAL ASSOCIATION, as New Lender

By:	/s/ Genviève Piché
Name: Genviève Piché
Title: Director

MANUFACTURERS AND TRADERS TRUST COMPANY, as New Lender

By:	/s/ Ramal L. Moreland
Name: Ramal L. Moreland
Title: Vice President

WILLIS SECURITIES, INC.

By:	/s/ Antonio Ursano, Jr.
Name: Antonio Ursano, Jr.
Title: Director, President and Chief Executive Officer

ACCEPTED AND AGREED:

SUNTRUST BANK,

as Administrative Agent

By:	/s/ Paula Mueller
Name: Paula Mueller
Title: Director

[SIGNATURE PAGE TO JOINDER AGREEMENT]

Schedule I

NEW CREDIT LINE COMMITMENT

New Lender	New Credit Line Commitment
The Bank of Tokyo-Mitsubishi UFJ, Ltd.	$32,500,000.00
Barclays Bank PLC	$1,500,000.00
The Royal Bank of Scotland plc	$1,500,000.00
Scotiabank (Ireland) Limited	$1,500,000.00
Bank of America N.A.	$21,500,000.00
Wells Fargo Bank National Association	$21,500,000.00
Manufacturers and Traders Trust Company	$20,000,000.00